

Innovex International Q2 2025 Earnings Presentation

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Important Information and Disclaimers

This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

Historical financial results presented in this Presentation as averages or annualized forms are not necessarily indicative of results that may be expected for any future period.

Cautionary Statement Regarding Forward-Looking Statements

This Presentation contains forward-looking statements about Innovex International, Inc. ("Innovex," "INVX," the "Company," "we" or "us") and its industry that involve substantial risks and uncertainties. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Innovex's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology, including "may," "believe," "expect," "intend," "anticipate," "plan," "should," "estimate," "continue," "potential," "will," "hope" or other similar words and include the Company's expectation of future performance contained herein. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other "forward-looking" information, including without limitation statements regarding timing and ability to complete the sale of the Eldridge facility and the expected benefits of such sale and of the Citadel acquisition. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties. The inclusion of forward-looking statements should not be regarded as a representation by Innovex that any of its plans will be achieved. When considering these forward-looking statements, you should keep in mind the risks related to the Company's merger and acquisition activities, including the ultimate outcome and results of integrating operations, the effects of the Company's merger and acquisition activities (including the Company's future financial condition, results of operations, strategy and plans), potential adverse reactions or changes to business relationships resulting from the completion of mergers and acquisitions, expected benefits from mergers and acquisition and the ability of the Company to realize those benefits, the significant costs required to integrate operations, whether merger or acquisition-related litigation will occur and, if so, the results of any litigation, settlements and investigations, operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; acts of terrorism, war or political or civil unrest in the United States or elsewhere; loss or corruption of our information or a cyberattack on our computer systems; the risks related to economic conditions and other factors noted in the Company's Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. Innovex disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release, except as may be required by law.

Disclaimer (Cont'd)

Industry Information

We obtained the industry, market and competitive position data used throughout this Presentation from our own internal estimates and research, as well as from independent industry publications, government publications and other published independent sources. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this Presentation is reliable and based on reasonable assumptions, we have not independently verified the accuracy or completeness of any third-party information. Some data is also based on our good faith estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications. Forecasts and other forward-looking statements obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this Presentation. No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of Innovex, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed.

The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice.

Financial Information: Non-GAAP Financial Measures

This Presentation contains both financial measures prepared and presented in accordance with generally accepted accounting principles ("GAAP") and non-GAAP financial measures, which are measurements of financial performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as a substitute for data prepared and presented in accordance with GAAP. These non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Return on Capital Employed ("ROCE") and Free Cash Flow, are or have been used by Innovex's management when evaluating results of operations and as otherwise described below. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Innovex's management believes these non-GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for the other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see "Appendix: GAAP Reconciliations" within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP.

Management has provided outlook regarding Adjusted EBITDA, which is a non-GAAP financial measure and excludes certain charges. A reconciliation of this non-GAAP financial measure to the corresponding GAAP financial measure has not been provided because guidance for the various reconciling items is not provided. The Company is unable to provide guidance for these reconciling items because they cannot determine their probable significance, as certain items are outside of the Company's control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

Use of Website

Investors should note that Innovex announces material financial information in SEC filings, press releases and public conference calls. Innovex may use the Investors section of its website (www.innovex-inc.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Innovex's website is not part of this Presentation.

Innovex is Building a Unique Energy Industrial Platform

Our VISION is to create a unique energy industrial platform focused on driving exceptional value and service to our customers, and exceptional absolute returns for our shareholders.

INNOVEX

1. **Curated Portfolio of Complementary, Mission Critical Products**
2. **Diversified Presence Across the Most Attractive Global Markets**
3. ***No Barriers* Culture Unleashes Teams and Drives Innovation**
4. **Capital Light, High Return (ROCE[1]) Model**
5. **Net Cash Position + Strong Free Cash Flow Supports Long-term Growth**

(1) Return on Capital Employed ("ROCE") is a non-GAAP measure. We define ROCE as Income from Operations, before acquisition costs and after tax (resulting in Adjusted Income from Operations, after tax) divided by average capital employed. Capital employed is defined as the combined values of debt and stockholders' equity.

Innovex's *No Barriers* Culture

No Barriers between our customers and our employees
No Barriers to our ongoing success


NO BARRIERS
Big Impact, Small Ticket Products
Customer Centric
Disciplined Acquisitions & Divestitures
Flat, Lean and Unbureaucratic Organization
Empowered Employees
Rapid Response to Market Needs
Relentless Innovation

Q2 2025 Performance & Q3 2025 Outlook

Q2 2025 Commentary

- Revenue of $224 million, down 7% sequentially
- Net income of $15 million
- Adjusted EBITDA[2] of $47 million and Adjusted EBITDA margin [2] of 21%
- Net cash from operations of $59 million
- Free Cash Flow[3] of $52 million

Financial Performance[1][2]


Revenue
Adj. EBITDA
Adj. EBITDA Margin %
$300
$250
$200
$150
$100
$50
$-
80%
70%
60%
50%
40%
30%
20%
10%
0%
$130
$152
$251
$240
$224
$30
$27
$49
$46
$47
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Q3 2025 Guidance

- **Revenue**: $230 – 240 million
- **Adjusted EBITDA**: $40 – 45 million
- **Market Assumption:** Continued softness in US land market, and deliveries weighted towards the latter half of the year in Middle East and Asia Pacific regions.

Quarterly Free Cash Flow[3]


$60
$50
$40
$30
$20
$10
$-
$21
$20
29
24
$52
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

(1) Financial data for Q4 2023 through Q2 2024 shown on an "as reported" basis for Legacy Innovex.
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. We define Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, and other expense, net, further adjusted to exclude certain items which we believe are not reflective of our ongoing performance or which are non-cash in nature. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue. See appendix for reconciliation to Innovex's most comparable GAAP measures.
(3) Free Cash Flow is a non-GAAP measure. We define Free Cash Flow as cash provided by operations less capital expenditures. See appendix for reconciliation to Innovex's most comparable GAAP measures.

Q2: Our Disciplined M&A framework and Cycle Playbook in Action

Encouraging early success with revenue synergies enhance economics

- **Organic Growth**
  - **Sales Synergies:** Legacy DWS sales team secured multi-rig bid for Innovex float equipment
  - **Growth Momentum**: Drilling enhancement products continued to gain share despite lower US land rig count.
  - **International Expansion:** Initial entry into Argentina unconventional market.
- **Seizing Opportunity with Accretive Acquisition**
  - **Cementing US Leadership Position:** Citadel acquisition solidifies Innovex's leadership position within US cementing tools
  - **Market Expansion:** Leverage platform to expand Citadel's sales into International and Offshore markets
  - **Technology Driven Growth:** TrenchFoot™ wet shoe solution grew share by increasing reservoir access and reducing cycle times.
- **Cash Generative and Capital Disciplined**
  - **Net Cash Balance Sheet:** Even after acquiring Citadel for $70mm.
  - **Unlocking Value:** Expected divestiture of Eldridge facility for $95 million, ~8% of Innovex's market cap
  - **Opportunistic:** Growing cash balance and $100mm buyback authorization.

Clear Path to Margin Enhancement via Cost Synergies



Adj. EBITDA Margin [1]
18%
21%
25%
Pro Forma 2023
INVX 2024
Long Term Target

Significant Adjusted EBITDA Margin Opportunity[2]



30%
25%
20%
15%
10%
5%
-
(5%)
(10%)
Mar-19
Dec-19
Sep-20
Jun-21
Mar-22
Dec-22
Sep-23
Jun-24
INVX
DRQ

(1) Adj. EBITDA and Adj EBITDA Margin are non-GAAP measures. See appendix for reconciliation to nearest GAAP measures.
(2) Adj. EBITDA Margin is a non-GAAP measure. See appendix for reconciliation to Legacy Dril-Quip's and Legacy Innovex's most comparable GAAP measures. Legacy Dril-Quip's Adj. EBITDA margin was (14%) in Q1 2021 and (60%) in Q4 2021.

Citadel Acquisition Fits Innovex M&A Framework

We take a disciplined and contrarian approach

Qualitative Framework	
Big-Impact / Small-Ticket	✓
Customer-Linked Innovation	✓
Opportunity to Apply No Barriers Culture	✓
Enhances Curated Product Portfolio	✓

Quantitative Framework	
Accretive on Key Metrics	✓
Clear Path to Strong ROIC	✓
Capital-Light Business Model	✓
Maintain Strong Liquidity Post-Closing	✓

Key Transaction Metrics

3.8x Citadel LTM Adj. EBITDA[1] Purchase Multiple	**8%** Accretive to LTM EPS[2]	**0.16x** Pro Forma Net Debt[6] / LTM Adj. EBITDA[3] Ratio
18% Transaction ROCE[4]	**26%** Citadel LTM Adj. EBITDA Margins[1]	**13%** Free Cash Flow as a % LTM Revenue[5]

1) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures, please see appendix for reconciliation to nearest GAAP measure; LTM Adj. EBITDA as of 04/30/2025.
2) Reflects LTM as-reported net income for both Innovex and Citadel as of 03/31/2025. The net income amount does not give effect to costs, charges, synergies, or other similar items that could result from a combined company. The share count uses Innovex's outstanding share count as of 03/31/2025. As Citadel is a passthrough entity, Citadel did not incur any income tax expenses and, therefore, we utilized a 21% tax rate for the purpose of calculating EPS.
3) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures, please see appendix for reconciliation to nearest GAAP measure; LTM Adj. EBITDA for both Innovex and Citadel as of 03/31/2025.
4) Calculated as (Citadel LTM Operating Income – Estimated Citadel LTM Tax Expense) / Purchase Price; reflects Citadel LTM operating income.as of 04/30/2025. As Citadel is a passthrough entity, Citadel did not incur any income tax expenses and, therefore, we utilized a 21% tax rate for the purpose of calculating EPS.
5) Free Cash Flow is a non-GAAP measure, please see appendix for reconciliation to nearest GAAP measure as of 04/30/2025.
6) Net Debt is a non-GAAP measure defined as current and long-term debt obligations less cash and restricted cash.

Citadel is a Leader in US Land with International Growth Opportunities

Innovex Platform will accelerate growth domestically and internationally

Citadel Key Characteristics

- Strong and growing position in US Land
- Large, untapped international growth opportunity
- Products aimed to improve E&P customers' well economics
    - ✓ Increased reservoir access
    - ✓ Reduce NPT through high reliability
    - ✓ Fast drill out times
- Sells products directly to E&P operator on a per well basis
- Blue-chip customer base with minimal overlap
- Numerous ongoing field trials with large customers expected to lead to continued share growth


Bakken
DJ Basin
Mississippi Lime
Anadarko
Appalachia
Permian
Haynesville
Eagle Ford
Operating Locations
Manufacturing Facility / HQ
Basin Outline

Key Product Families

Float Equipment

Valves used downhole to prevent the reverse flow of cement slurry and wellbore fluids into the casing string
~32% of 2024 Revenue


Ultra Mag Float Valve

Cementing Equipment

Devices and the supporting equipment used to hold and launch cement plugs before and after circulations
~24% of 2024 Revenue


ACE Stage Tool

Casing Running

Equipment used at the bottom of the casing string to clean out the wellbore to enable proper casing placement and cementing
~13% of 2024 Revenue


Drillshoe

Fast Grower

Completion Solutions

Toe initiation equipment and dissolvable frac plugs allowing for efficient casing pressure testing and subsequent initiation of the first fracturing stage
~13% of 2024 Revenue


TrenchFoot

Citadel provides a complementary set of high-performance technologies

Represents ~2%[1] of the cost of an average North American land well

Our Onshore Wellbore



Wellhead Penetrator
Wellhead Solutions
Products provided by both:
INNOVEX
CITADEL
Liner Hangers
Stage Tools
Cementing Plugs
Inflatable Packers
Centralizers
Frac Plugs
Float Equipment
Toe Initiation Systems

Complementary Business Model

- ✓ *Big Impact, Small Ticket*
- ✓ *Single use / consumable products*
- ✓ *Durably high margins / low capital intensity*
- ✓ *Strong and growing market position*

Growth Upsides

- ✓ *Strengthens Innovex team and technology set to accelerate International and Offshore market growth*
- ✓ *Cross sell technologies and solutions between Innovex and Citadel legacy customers*

(1) Illustrative Permian, Delaware well via Rystad Energy, excluding facility costs.

No Barriers Culture Drives Operational Transformation

Innovex's Proven Playbook in Action

<u>Definitive Agreement for $95 million sale of Eldridge Facility</u>

- Frees up ~8% of Market Cap
- 80% Footprint Reduction: from 113 acres to ~23 acres
- Expected close Q3 2025

Transforming operating model to drive higher margins and enhance the customer experience

- Optimize direct to indirect manufacturing personnel ratios
- Consolidate global manufacturing and operations facilities
- Smaller, more flexible supply chain model will improve on-time delivery
- Smaller footprint will improve collaboration through proximity, facilitating No Barriers Culture.


-80%
DRQ
INVX
INVX

We use the cycle to drive growth

Current market conditions present opportunity

Up-Cycle

- Prioritize execution to drive market share capture
- Expand margins through strategic price increases
- Invest in inventory to support customer needs
- Maintain focused acquisition approach
- Divest underperforming or noncore product families

Mid-Cycle

- Maintain balance sheet strength
- Optimize margins and focus on process improvement
- Maintain focused acquisition approach
- Continually prune non-core product lines from portfolio

Down-Cycle

- Invest while competitors struggle
- Unwind working capital to bolster liquidity
- Evaluate transformative opportunities
- Continually prune non-core product lines from portfolio

Cycles are a *feature*, not a bug of the business model.

We maintain a fortress balance sheet to allow us to profit from volatility.

We Generate Real Cash and Actual Returns by Leveraging our Platform

We curate our portfolio based on underlying economic potential, not pitchbook logic

The Innovex Approach

- ✓ Invest in small ticket, big impact products
- ✓ Drive organic growth through customer focused innovation
- ✓ Apply *No Barriers* approach to achieve exceptional margins and free cash flow, leveraging our industrial platform, and attracting long term investors
- ✓ Actively curate a product portfolio that fully integrates with our existing R&D framework
- ✓ Use disciplined approach to M&A and divestitures, enhancing growth with products that fit our approach, at valuations that drive strong returns
- ✓ Defend the strength of our balance sheet

Typical OFS Playbook

- ✗ Aggregate EBITDA
- ✗ Consolidate via a “roll up” strategy
- ✗ Chase “scale,” regardless of the underlying economic moat, to become a cyclical “play” on a cycle
- ✗ Combine distinct segments and business lines that operate autonomously
- ✗ Pay high M&A multiples with low realized ROCE[1]
- ✗ Aggressive use of leverage to justify “accretion”

(1) Return on Capital Employed ("ROCE") is a non-GAAP measure. We define ROCE as Income from Operations, before acquisition costs and after tax (resulting in Adjusted Income from Operations, after tax) divided by average capital employed. Capital employed is defined as the combined values of debt and stockholders' equity.

Innovex Today

Track record of successful, disciplined growth since inception

Proven and Successful Business Model

- **Disciplined Revenue Growth:** 27% revenue CAGR since inception[1] under a low leverage framework
- **Returns Focused:** ROCE[2] outperformed S&P 500 from 2018 thru 2024
- **Attractive Margin and Low Capex Profile:** High margins with negligible sustaining capital requirements
- **Through Cycle Playbook:** Strategy performs well across all market environments

Runway for Sustained Growth

- **Innovation:** New product development drives revenue growth and expands our addressable market
- **Geographic & Market Share Expansion:** Continued organic market share growth within North America, with sizeable opportunities in International & Offshore markets
- **Disciplined Curation:** Qualitative and Quantitative framework applied to all investments and divestments
- **Strong Market Tailwinds:** Growing domestic service intensity coupled with sustained International & Offshore investment

Nov. 2016
Antelope Oil Tools, Team Oil Tools, and Isolation Technologies merge to form Innovex

June 2019
QCI/Enerserv acquired by Innovex

Mar. 2021
Rubicon Oilfield International acquired by Innovex

Aug. 2021
Applied Oil Tools acquired by Innovex

August 2022
Pride Energy Services acquired by Innovex

Transformational Merger

September 2024
Innovex and Dril-Quip merge to form Innovex International

November 2024
Downhole Well Solutions acquired by Innovex

May 2025
Citadel Casing Solutions acquired by Innovex

Source: FactSet, Public Disclosure. S&P 500 represents the median metric for current constituents. (1) Since inception of Legacy Innovex (2) ROCE is a non-GAAP measure and defined as operating income plus acquisition costs less income tax expense divided by average book equity, book debt, and noncontrolling interest. See appendix for reconciliation to Innovex's most comporable GAAP measure.

INNOVEX



Appendix:
GAAP Reconciliations

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Net Income to Adjusted EBITDA

($ in millions)	Q2'24	Q3'24[3]	Q4'24	Q1'25	Q2'25
Net Income	$10	$83	$32	$15	$15
(+) Net Interest Expense	1	1	0	1	1
(+) Income Tax Provision	4	(3)	(4)	7	7
(+) Depreciation and Amortization Expense	7	8	12	15	15
(-) Other Expense / (Income)[1]	(2)	(0)	1	(0)	(0)
(+) EBITDA Contribution from Minority Investment	2	1	1	0	0
(+) Non-Recurring Expenses[2]	8	(61)	9	6	9
Adjusted EBITDA	**$30**	**$27**	**$49**	**$46**	**$47**
Net Income Margin %	*8%*	*54%*	*13%*	*6%*	*7%*
Adjusted EBITDA Margin %	*23%*	*18%*	*20%*	*19%*	*21%*

(1) Primarily represents foreign currency exchange gain/loss, the elimination of earnings from minority investment, and other non-operating items
(2) Reflects stock-based compensation, transaction related expenses, acquisition integration expenses, and IPO preparation expenses
(3) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Innovex International Reconciliation to Non-GAAP Metrics

Quarterly Free Cash Flow

($ in millions)	Q2'24	Q3'24[1]	Q4'24	Q1'25	Q2'25
Cash Flow from Operating Activities	$23	$22	$36	$31	$59
Capital Expenditures	(2)	(2)	(8)	(7)	(7)
Free Cash Flow	**$21**	**$20**	**$29**	**$24**	**$52**

(1) Reflects Legacy Innovex's results through September 6, 2024 and the combined results of Innovex and Dril-Quip for the balance of the quarter.

Legacy Standalone Citadel Reconciliation to Non-GAAP Metrics

Trailing Twelve Month Net Income to Adjusted EBITDA as of 3/31/2025

($ in millions)	LTM (as of Mar-25)
Revenue	$70
Net Income	$14
(+) Net Interest Expense	(0)
(+) Income Tax Provision	0
(+) Depreciation and Amortization Expense	3
(-) Other Expense / (Income)	(0)
(+) Non-Recurring Expenses	(0)
Adjusted EBITDA	**$17**
Net Income Margin %	**20%**
Adjusted EBITDA Margin %[1]	**25%**

Note: Figures shown above reflect unaudited results. A quality of earnings analysis was conducted to verify the figures shown.
(1) Underlying calculation is not rounded.

Legacy Standalone Citadel Reconciliation to Non-GAAP Metrics

Trailing Twelve Month Net Income to Adjusted EBITDA as of 4/30/2025

($ in millions)	LTM (as of Apr-25)
Revenue	$72
Net Income	$15
(+) Net Interest Expense	1
(+) Income Tax Provision	0
(+) Depreciation and Amortization Expense	3
(-) Other Expense / (Income)	(0)
(+) Non-Recurring Expenses	(0)
Adjusted EBITDA	**$18**
Net Income Margin %	**21%**
Adjusted EBITDA Margin %[1]	**26%**

Note: Figures shown above reflect unaudited results. A quality of earnings analysis was conducted to verify the figures shown.
(1) Underlying calculation is not rounded.

Legacy Standalone Citadel Reconciliation to Non-GAAP Metrics

Trailing Twelve Month Free Cash Flow as of 4/30/2025

($ in millions)	**LTM (as of Apr-25)**
Cash Flow from Operations	$13
(-) Capital Expenditures	(3)
Free Cash Flow[(1)]	**$9**

Note: Figures shown above reflect unaudited results. A quality of earnings analysis was conducted by Citadel to verify the figures shown.
(1) Underlying calculation is not rounded.

Pro Forma Reconciliation to Non-GAAP Metrics

Pro Forma Net Debt / LTM Adj. EBITDA

($ in millions)	As of 03/31/25
Innovex Net Debt	$(43)
(-) Cash Consideration of Acquisition[1]	70
Pro Forma Net Debt / (Net Cash)	**$27**
Innovex LTM Adj. EBITDA	$152
Citadel LTM Adj. EBITDA	17
Pro Forma Adj. EBITDA	**$169**
Pro Forma Net Debt / LTM Adj. EBITDA	**0.16x**

Note: Figures shown above for Citadel reflect unaudited results. A quality of earnings analysis was conducted by Citadel to verify the figures shown.
(1) Transaction is on a cash-free debt-free basis